Exhibit 99


 Gateway Financial Holdings Reports 65.8% Increase in Third Quarter Earnings

                           Pre-Tax Income Up 133.3%

    ELIZABETH CITY, N.C., Oct. 18 /PRNewswire-FirstCall/ -- Gateway Financial Holdings, Inc. (Nasdaq: GBTS; GBTSW), the holding company for Gateway Bank & Trust Co. reported record financial results today for the quarter and nine months ended September 30, 2004. Net income for the quarter ended
September 30, 2004 was $547 thousand compared to $330 thousand for the quarter ended September 30, 2003, an increase of $217 thousand or 65.8%. Earnings were $0.11 per share (diluted) for the quarter ended September 30, 2004 compared to $0.09 per share (diluted) for the quarter ended September 30, 2003, an increase of $0.02 per share (diluted) or 22.2%. Pre tax net income for the quarter ended September 30, 2004 was $770 thousand compared to $330 thousand for the quarter ended September 30, 2003, an increase of $440 thousand or 133.3%.
    Net interest income for the quarter ended September 30, 2004 totaled
$3.4 million, an increase of $1.3 million or 56.0% over the $2.1 million reported for the quarter ended September 30, 2003. The increase was due to asset growth and an increase in our net interest margin from 3.19% in the third quarter of 2003 to 3.66% in the third quarter of 2004. Non-interest income for the three months ended September 30, 2004 was $1.6 million, an increase of $373 thousand or 30.0% over the $1.2 million reported for the three months ended September 30, 2003. These increases in our income categories were partially offset by a 41.0% increase in our non-interest expense. Non-interest expense for the quarter ended September 30, 2004 totaled $3.8 million, an increase of $1.1 million over the $2.7 million reported for the quarter ended September 30, 2003.
    Net income for the nine months ended September 30, 2004 was $1.4 million compared to $764 thousand for the nine months ended September 30, 2003, an increase of $607 thousand or 79.5%. Earnings were $0.31 per share (diluted) for the nine months ended September 30, 2004 compared to $0.22 per share (diluted) for the nine months ended September 30, 2003, an increase of $0.09 per share (diluted) or 40.9%. Pre tax net income for the nine months ended September 30, 2004 was $1.9 million compared to $764 thousand for the nine months ended September 30, 2003, an increase of 1.1 million or 143.8%.
    Net interest income for the nine months ended September 30, 2004 totaled $8.9 million, an increase of $3.2 million or 54.6% over the $5.8 million reported for the nine months ended September 30, 2003. The increase was due to asset growth and an increase in our net interest margin from 3.29% in the first nine months of 2003 to 3.49% in the first nine months of 2004. Non-interest income for the nine months ended September 30, 2004 was $4.2 million, an increase of $847 thousand or 25.3% over the $3.3 million reported for the nine months ended September 30, 2003. These increases in our income categories were partially offset by a 37.9% increase in our non-interest expense. Non-interest expense for the nine months ended September 30, 2004 totaled $10.3 million, an increase of $2.8 million over the $7.5 million reported for the nine months ended September 30, 2003.
    At September 30, 2004 total assets were $412.2 million, an increase of $109.1 million or 36.0% over the $303.0 million reported for September 30, 2003. Loans increased $112.7 million or 51.5% to $331.6 million at
September 30, 2004 from $218.9 million at September 30, 2003. Deposits rose to $294.3 million on September 30, 2004, up $78.2 million or 36.2% from a year earlier. Borrowings, including trust preferred securities, totaled
$77.8 million on September 30, 2004, an increase of $16.6 million or 27.1% from September 30, 2003.
    At quarter-end, the allowance for loan losses equaled $3.8 million or 1.14% of total loans and 1,304.8% of non-performing loans. At quarter-end, non-performing loans and non-performing assets totaled $291 thousand or 0.09% of total loans and 0.07% of total assets.
    Stockholders' equity increased $14.6 million or 59.7% to $39.1 million on September 30, 2004 from the $24.5 million reported on September 30, 2003. Stockholders' equity equaled 9.5% of total assets on September 30, 2004. Regulatory capital ratios continue to be in excess of the "well-capitalized" threshold.
    "Gateway Financial Holdings' financial performance is improving while we continue making significant investments in our franchise," stated D. Ben Berry, Chairman, President and CEO. "Our net interest income continues to increase due to both growth and an improving net interest margin and our non-interest income is benefiting from increases in insurance operations, service
charges and brokerage operations.   The increases in non-interest expense are
primarily a result of our continued branch expansion. We opened a de novo financial center in Nags Head, NC in August and just completed the acquisition of three former Essex Savings Bank branches (Elizabeth City, NC, Suffolk, VA and Emporia, VA). This gives us a total of fifteen financial centers. We believe these "investments" bode well for future earnings improvements and increase our franchise and shareholder value."
    Gateway Financial Holdings, Inc. is the parent company of Gateway Bank & Trust Co. Gateway Bank & Trust Co. is a full-service community bank with a total of fifteen offices in Elizabeth City (3), Edenton, Kitty Hawk, Nags Head, Plymouth and Roper, North Carolina, and in Virginia Beach, (3), Chesapeake (2), Suffolk and Emporia, Virginia. The Bank also provides insurance through its Gateway Insurance Services, Inc. subsidiary and brokerage services through its Gateway Investment Services, Inc. subsidiary.
    Statements contained in this news release, which are not historical facts, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Amounts herein could vary as a result of market and other factors. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Commission from time to time. Such forward-looking statements may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential". Examples of forward-looking statements include, but are not limited to, estimates with respect to the financial condition, expected or anticipated revenue, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principals, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products and services.


                         GATEWAY FINANCIAL HOLDINGS, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (Unaudited)

                                                         Quarterly
    (dollars in thousands except per share       3rd Qtr    2nd Qtr    1st Qtr
     data)                                         2004       2004       2004

    EARNINGS
       Net interest income                       $3,385      2,946      2,603
       Provision for loan and lease losses         $400        300        275
       NonInterest income                        $1,618      1,427      1,150
       NonInterest expense                       $3,833      3,438      3,020
       Net income                                  $547        463        361
       Basic earnings per share                   $0.12       0.12       0.11
       Diluted earnings per share                 $0.11       0.11       0.09
       Average shares outstanding             4,724,808  3,758,068  3,363,745
       Average diluted shares outstanding     4,954,910  4,217,821  3,885,560

    PERFORMANCE RATIOS
       Return on average assets                   0.54%      0.49%      0.43%
       Return on average common equity            5.68%      6.42%      5.69%
       Net interest margin (fully tax-
        equivalent)                               3.66%      3.55%      3.47%
       Efficiency ratio                          76.60%     79.30%     80.47%
       Full-time equivalent employees               161        152        129
    CAPITAL
       Average equity to average assets           9.45%      7.70%      7.56%
       Tier 1 leverage capital ratio             11.91%     12.44%      9.10%
       Tier 1 risk-based capital ratio           13.64%     14.10%     10.33%
       Total risk-based capital ratio            15.28%     15.87%     11.38%
       Book value per share                       $8.28       7.43       7.70
       Cash dividend per share                    $0.00       0.00       0.00

    ASSET QUALITY
       Gross loan charge-offs                       $12         12         70
       Net loan charge-offs                         $11        (14)       (56)
       Net loan charge-offs to average
        loans                                     0.00%      0.00%     -0.02%
       Allowance for loan and lease losses       $3,793      3,404      3,090
       Allowance for loan losses to total
        loans                                     1.14%      1.10%      1.14%
       Past due and nonaccrual loans and
        leases                                     $291      1,271        952
       Past due and nonaccrual loans to
        total loans                               0.09%      0.41%      0.35%
       Other real estate and repossessed
        assets                                       $0          0          0

    END OF PERIOD BALANCES
       Loans and leases                        $331,602    308,694    269,993
       Total earning assets (before
        allowance)                             $372,522    350,824    319,304
       Total assets                            $412,150    396,797    353,267
       Deposits                                $294,255    294,927    263,271
       Shareholder's equity                     $39,143     37,119     26,301

    AVERAGE BALANCES
       Loans and leases                        $319,628    288,941    246,541
       Total earning assets (before
        allowance)                             $366,536    333,085    300,500
       Total assets                            $407,904    375,775    337,304
       Deposits                                $299,437    296,557    275,191
       Shareholder's equity                     $38,549     28,930     25,501


                         GATEWAY FINANCIAL HOLDINGS, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                                   (Unaudited)

                                                         Quarterly
    (dollars in thousands except per          4th Qtr     3rd Qtr     2nd Qtr
     share data)                                2003        2003        2003

    EARNINGS
       Net interest income                     2,347       2,129       1,903
       Provision for loan and lease
        losses                                   300         325         325
       NonInterest income                      1,157       1,245       1,170
       NonInterest expense                     2,768       2,719       2,496
       Net income                                436         330         252
       Basic earnings per share                 0.13        0.10        0.08
       Diluted earnings per share               0.12        0.09        0.07
       Average shares outstanding          3,325,320   3,314,306   3,313,674
       Average diluted shares outstanding  3,684,681   3,592,862   3,407,901

    PERFORMANCE RATIOS
       Return on average assets                0.55%       0.45%       0.39%
       Return on average common equity         7.01%       5.38%       4.17%
       Net interest margin (fully tax-
        equivalent)                            3.36%       3.19%       3.14%
       Efficiency ratio                       79.00%      80.59%      81.22%
       Full-time equivalent employees            123         118         105
    CAPITAL
       Average equity to average assets        7.81%       8.31%       9.25%
       Tier 1 leverage capital ratio           9.33%       9.92%       8.31%
       Tier 1 risk-based capital ratio        11.59%      11.53%       9.67%
       Total risk-based capital ratio         12.68%      12.56%      10.69%
       Book value per share                     7.51        7.37        7.40
       Cash dividend per share                  0.00        0.00        0.00

    ASSET QUALITY
       Gross loan charge-offs                    125          66          10
       Net loan charge-offs                      124          66          10
       Net loan charge-offs to average
        loans                                  0.05%       0.03%       0.01%
       Allowance for loan and lease
        losses                                 2,759       2,583       2,272
       Allowance for loan losses to total
        loans                                  1.19%       1.18%       1.13%
       Past due and nonaccrual loans and
        leases                                 1,210       1,206       1,341
       Past due and nonaccrual loans to
        total loans                            0.52%       0.55%       0.67%
       Other real estate and repossessed
        assets                                     0           0           0

    END OF PERIOD BALANCES
       Loans and leases                      231,740     218,917     200,199
       Total earning assets (before
        allowance)                           283,437     272,051     254,978
       Total assets                          314,826     303,033     277,208
       Deposits                              238,452     216,076     214,482
       Shareholder's equity                   24,971      24,506      24,532

    AVERAGE BALANCES
       Loans and leases                      228,000     208,924     185,821
       Total earning assets (before
        allowance)                           277,799     260,994     241,881
       Total assets                          316,172     292,884     261,908
       Deposits                              202,594     185,987     174,207
       Shareholder's equity                   24,682      24,350      24,233


                        GATEWAY FINANCIAL HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS

                                           SEPT 30,  DECEMBER 31,  SEPT 30,
                                            2004        2003        2003
                                         (Unaudited)  (Audited)  (Unaudited)
                                           ($,000)     ($,000)     ($,000)
    ASSETS
       Cash and due from banks                $7,853      $7,676      $8,170
       Interest-earnings deposits in
        other banks                            1,342       5,152           0
       Federal funds sold                          0           0           0
          Total cash and cash equivalents      9,195      12,828       8,170

       Securities available for sale          35,926      43,773      50,352
       Securities held to maturity                 0           0           0
       Federal Home Loan Bank stock            2,930       2,050       2,060
       Federal Reserve Bank stock                722         722         722

       Total loans and leases                331,602     231,740     218,917
       Allowance for loan and lease
        losses                                (3,793)     (2,759)     (2,583)
          Total loans and leases, net        327,809     228,981     216,334

       Premises and equipment, net            14,760      11,967      11,859
       Bank owned life insurance policies     11,385       7,106       7,018
       Accrued interest receivable             1,879       1,301       1,441
       Other assets                            7,544       6,098       5,077

          Total assets                      $412,150    $314,826    $303,033


    LIABILITIES AND STOCKHOLDERS' EQUITY
       Deposits:
          Noninterest-bearing                $50,338     $37,454     $27,869
          Interest-bearing                   243,917     200,998     188,207
             Total deposits                  294,255     238,452     216,076

       Securities sold under agreements
        to repurchase                              0           0           0
       Federal funds purchased                 4,200       6,000      12,206
       Federal Home Loan Bank advances        58,600      36,000      41,000
       Trust preferred securities             15,000       8,000       8,000
       Other borrowed money                        0           0           0
       Accrued expenses and other
        liabilities                              952       1,403       1,245
             Total liabilities               373,007     289,855     278,527

    STOCKHOLDERS' EQUITY
       Common stock                           37,822      24,896      24,890
       Retained earnings (deficit)             1,270        (102)       (538)
       Accumulated other comprehensive
        income                                    51         177         154
          Total shareholders' equity          39,143      24,971      24,506

          Total liabilities and
           shareholders' equity             $412,150    $314,826    $303,033


                        GATEWAY FINANCIAL HOLDINGS, INC.
                         CONSOLIDATED REPORTS OF INCOME

                                         NINE MONTHS ENDED   NINE MONTHS ENDED
                                         September 30, 2004 September 30, 2003
                                            (Unaudited)         (Unaudited)
                                              ($,000)             ($,000)
    INTEREST INCOME
       Loans and leases, including fees            $12,154            $8,231
       Investment securities                         1,162             1,400
       Interest-earning bank deposits                   26                17
       Other interest and dividends                     97                76
          Total interest income                     13,439             9,724

    INTEREST EXPENSE
       Deposits                                      3,235             3,095
       Short-term borrowings                            60                43
       Federal Home Loan Bank advances                 856               749
       Trust preferred securities                      354                59
          Total interest expense                     4,505             3,946

          Net interest income                        8,934             5,778

       Provision for loan and lease
        losses                                         975               900

          Net interest income after
           provision for loan and lease losses       7,959             4,878

    NON INTEREST INCOME
       Service charges on accounts                   1,046               636
       Net gain on sales of securities                 160               244
       Other income                                  2,989             2,468
          Total non interest income                  4,195             3,348

    NON INTEREST EXPENSE
       Salaries and benefits                         5,425             4,055
       Occupancy and equipment                       2,101             1,265
       Data processing fees                            409               309
       Other expense                                 2,356             1,833
          Total non interest expense                10,291             7,462

          Income before federal income
           tax                                       1,863               764

       Federal income tax expense                      492                 0

          Net income                                $1,371              $764


       Basic earnings per share                      $0.35             $0.23

       Diluted earnings per share                    $0.31             $0.22

       Average shares outstanding                3,953,041         3,313,887

       Average diluted shares outstanding        4,380,458         3,402,414


                        GATEWAY FINANCIAL HOLDINGS, INC.
                         CONSOLIDATED REPORTS OF INCOME

                                         THREE MONTHS ENDED THREE MONTHS ENDED
                                         September 30, 2004 September 30, 2003
                                             (Unaudited)       (Unaudited)
                                               ($,000)           ($,000)
    INTEREST INCOME
       Loans and leases, including fees             $4,635            $3,034
       Investment securities                           345               433
       Interest-earning bank deposits                   13                 5
       Other interest and dividends                     37                27
          Total interest income                      5,030             3,499

    INTEREST EXPENSE
       Deposits                                      1,140             1,022
       Short-term borrowings                            16                18
       Federal Home Loan Bank advances                 319               271
       Trust preferred securities                      170                59
          Total interest expense                     1,645             1,370

          Net interest income                        3,385             2,129

       Provision for loan and lease
        losses                                         400               325

          Net interest income after
           provision for loan and lease losses       2,985             1,804

    NON INTEREST INCOME
       Service charges on accounts                     381               243
       Net gain on sales of securities                   0               124
       Other income                                  1,237               878
          Total non interest income                  1,618             1,245

    NON INTEREST EXPENSE
       Salaries and benefits                         1,970             1,503
       Occupancy and equipment                         734               471
       Data processing fees                            152                86
       Other expense                                   977               659
          Total non interest expense                 3,833             2,719

          Income before federal income tax             770               330

       Federal income tax expense                      223                 0

          Net income                                  $547              $330


       Basic earnings per share                      $0.12             $0.10

       Diluted earnings per share                    $0.11             $0.09

       Average shares outstanding                4,724,808         3,314,306

       Average diluted shares outstanding        4,954,910         3,592,862

SOURCE  Gateway Financial Holdings, Inc.
    -0-                             10/18/2004
    /CONTACT: D. Ben Berry, Chairman, President and CEO, or Mark A. Holmes, Senior Executive Vice President and CFO of Gateway Financial Holdings, Inc., +1-252-334-1511/
    (GBTS GBTSW)

CO:  Gateway Financial Holdings, Inc.; Gateway Bank & Trust Co.
ST:  North Carolina, Virginia
IN:  FIN
SU:  ERN